                                                                   EXHIBIT 10.13

                         NATIONAL MARKETING AGREEMENT

     This NATIONAL MARKETING AGREEMENT, made and entered into as of the 15th day of December, 1997, by and between GREAT SOUTHERN LIFE INSURANCE COMPANY ("GSL"), a Texas stock life insurance corporation with principal offices at 500 N. Akard, Dallas, Texas 75201, RUSHMORE LIFE INSURANCE COMPANY, an Arizona re-insurance company ("Life Company"), and RUSHMORE INSURANCE SERVICES, INC., a Texas corporation and licensed insurance agency, and/or its assigns ("Marketing Company"), with its principal offices at One Galleria Tower, 13355 Noel Road, Suite 650, Dallas, Texas 75240.

                              W I T N E S S E T H

     WHEREAS, Marketing Company has recruited and developed various contractual and business relationships with agents and agencies, as more specifically set forth and identified in Exhibit "A" which is attached hereto, to market insurance and other financial products and services by, through and for Marketing Company or its affiliates, and Marketing Company, through its agents, desires to market the life insurance products and services of GSL; and,

     WHEREAS, GSL desires to increase its sale and issuance of life insurance products and services ("Insurance Business") and to maximize the persistency thereof through the sale of such products by affiliated agents of Marketing Company (hereinafter called "Agents"), and the reinsurance by GSL to Life Company of part of such Insurance Business, all in accordance with and subject to the following terms, conditions and provisions;

     NOW, THEREFORE, in consideration of the premises and of the mutual promises of the parties hereto, and for other good and valuable consideration, paid by each to the other, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1.  GENERAL AGENTS.  Marketing Company agrees to use reasonable efforts,
         --------------
to cause its Agents to become appointed to represent GSL, to the extent they have not previously done so, and each Agent, including persons or other entities recruited as Agents subsequent to the date hereof, shall likewise become appointed and enter into a General Agents' Compensation Agreement (herein so-called) in the form or similar form attached hereto as Exhibit "B" and incorporated herein, to solicit applications for Insurance Business; provided, however, that GSL shall not be obligated to enter into a General Agents' Compensation Agreement with any given Agent unless such Agent meets the reasonable appointment criteria for general agents applied by GSL in the ordinary course of it's business. Such Agents are hereinafter individually referred to as "General Agent" and collectively referred to as "General Agents".

     2.  REINSURANCE.  Simultaneously with the execution of this Marketing
         -----------
Agreement, GSL and Life Company shall enter into a reinsurance agreement on a modified coinsurance basis, ("Modified Coinsurance Agreement") attached hereto as Exhibit "C" and incorporated herein. Under the Modified Coinsurance Agreement GSL will cede and Life Company will reinsure, on a quota share basis, certain percentages of the Insurance Business produced by General Agents as more specifically set forth in Exhibit "C" hereto. Life Company shall, upon the execution of these Agreements referred to herein, place a deposit with GSL in the amount of $25,000.00 which shall accrue interest at GSL's average crediting rate. Such deposit, together with interest thereon, shall be refunded upon the attainment of the first two years cumulative production goals referred to in paragraph 3 of this Agreement or in the event this agreement is terminated in accordance with sub-paragraph 7 (a) (iv) herein. If this Agreement is terminated for lack of production within the first two years of this Agreement or terminated in accordance with subparagraph 7 (a)
(iii) herein then Life Company will forfeit and GSL will retain such deposit.

     3.  PRODUCTION GOALS.  Marketing Company agrees to use reasonable efforts
         ----------------
to cause General Agents to solicit applications for Insurance Business to be issued by GSL for not less than the following aggregate cumulative First Year Premiums ("Cumulative Production Goals") on or before the following Target Dates (herein so-called):

     TARGET DATES              CUMULATIVE PRODUCTION GOALS
     ------------              ---------------------------
     December 31, 1998                 $ 2,000,000
     December 31, l999                 $ 5,000,000
     December 31, 2000                 $ 8,000,000
     December 31, 2001                 $11,500,000
     December 31, 2002                 $15,000,000

     For the purposes of this Agreement, the term "First-Year Premiums" shall mean the aggregate life insurance premiums payable during the first year a policy or contract of insurance is in effect, exclusive of lump-sum cash deposits in excess of published premium rates, and/or premiums for flexible premium life insurance contracts in excess of control or target premiums. All First-Year Premiums associated with any application for Insurance Business submitted by a General Agent to GSL shall be counted in full unless and until such application is rejected by GSL. All First-Year Premiums associated with any rejected application shall cease to be counted as of the date of such rejection.

     Insurance policies and contracts which have been issued by GSL prior to the date hereof as a result of applications for Insurance Business solicited by General Agents shall be deemed to have been issued subsequent to the date hereof but prior to December 31, 1998, for the purpose of calculating the aggregate Cumulative First Year Premiums for the year ending December 31, 1998.

     4.  COMPENSATION.  In addition to the payments of commissions in accordance
         ------------
with GSL's published General Agents commission schedule, GSL agrees to pay Marketing Company a commission or Internal Marketing Allowance ("IMA") of 6% on all paid premiums collected within specified control premium plus an additional 1% IMA Bonus commission payable upon the attainment of $5,000,000 of annualized paid production in any calendar year. GSL also agrees to pay Marketing Company the Production Incentive Bonus and Accumulation Account Bonus or other bonuses at the maximum level. All applicable bonuses, renewals or commissions due to Marketing Company under this or any modification of this Agreement are to be considered immediately vested and shall survive the termination of this agreement.

     5.  EXCLUSIVE PRODUCTS.  It is understood and agreed that "ULTRAFLEX",
         ------------------
"Family Income Benefit Plan" and any other trade names, plans or concepts developed previously or in the future by Marketing Company are proprietary and the property of Marketing Company.

     6.  RELEASE AND RE-APPOINTMENT.  GSL understands and agrees that Marketing
         --------------------------
Company has a prior and superior interest in its Agents and/or General Agents. Further, it is agreed that GSL or any affiliated company of GSL, as long as this agreement is in force, will not permit any Agent or General Agent of Marketing Company to become appointed or re-appointed to represent GSL or any affiliated company of GSL until such time as Agent or General Agent has obtained a written release from Marketing Company or has been terminated from both Marketing Company and GSL for at least one (1) year. GSL further agrees that it will not code, recode, terminate, promote, demote or re-assign any Agent or General Agent without the consent of Marketing Company and Marketing Company agrees that its consent will not be unreasonably withheld.

     7.  TERMINATION.  For the purpose of this Agreement, the term "Completion
         -----------
Date" shall mean (i) December 31, 2002, or (ii) the date by which GSL has issued Insurance Business as a result of applications solicited by General Agents with aggregate cumulative First-Year Premiums in the amount of $15,000,000, whichever occurs first.

     (a)  PRIOR TO COMPLETION DATE.  This Agreement may not be terminated prior
          ------------------------
to the Completion Date, except:

             (i)  By the mutual consent of the parties hereto; or

             (ii) By GSL if Marketing Company fails to meet at least 50% of the Cumulative Production Goals set forth herein by their respective Target Dates, and then only upon six (6) months prior written notice by GSL to Marketing Company and Life Company; or

             (iii) By GSL in the event of a material breach on the part of Marketing Company Life Company or any General Agent of this Agreement or the Modified Coinsurance Agreement between GSL and Life Company or any General Agents' Compensation Agreement and such breach is not cured or eliminated within thirty (30) days after receipt of written notice thereof to Marketing Company and Life Company from GSL; or

             (iv) By Marketing Company and Life Company in the event of a material breach on the part of GSL of this Agreement, the Modified Coinsurance Agreement or any General Agents' Compensation Agreement and such breach is not cured or eliminated within thirty (30) days after receipt of written notice thereof to GSL from Marketing Company and Life Company.

     (b)  AFTER COMPLETION DATE.  This Agreement may not be terminated any time
          ---------------------
after the Completion Date except:

             (i)  By the mutual consent of the parties hereto; or

             (ii) By GSL ninety (90) days after receipt of written notice thereof to Marketing Company and Life Company from GSL; or

             (iii) By Marketing Company and Life Company upon ninety (90) days' written notice to GSL.

     8.  RECAPTURE OF REINSURED BUSINESS.  If this Agreement is terminated
         -------------------------------
within the first two years of this agreement, except as provided in sub-paragraph 7(a)(iv) above, GSL shall have the right, upon six months prior written notice to Marketing Company and Life Company, to recapture all of the Insurance Business ceded by GSL to Life Company under the Modified Coinsurance Agreement.

     9.  RIGHT OF FIRST REFUSAL.  In the event that Life Company receives an
         ----------------------
Offer (herein so-called) from an unaffiliated party ("Offeror") to purchase or to reinsure all or part of the Insurance Business previously assumed and reinsured by Life Company from GSL, before Offerees accept such Offer they shall deliver a copy of the Offer to GSL. During the sixty (60) day period following such delivery, GSL shall have a right of first refusal for either GSL or any of its affiliates to elect to reinsure or acquire such Insurance Business, on the same terms and conditions contained in such Offer. Upon the earlier of (i) the delivery by GSL to Life Company of written notification of its intent not to exercise such right of first refusal, or (ii) the expiration of such sixty (60) day period without receipt by Life Company from GSL of written notice of its intent not to exercise such right of first refusal, Life Company shall have the right to accept the Offer.

     If GSL elects to exercise such right of first refusal but fails to consummate the purchase within ninety (90) days after receipt by Life Company of GSL's written notice of exercise, and if such failure is for any reason other than the refusal of Life Company to consummate the transaction in accordance with the terms of the offer or the failure of GSL despite diligent efforts, to obtain all necessary regulatory approval, GSL's right of first refusal shall terminate completely and permanently. If, despite diligent efforts, GSL fails to obtain all necessary regulatory approvals within the ninety (90) day period specified above, the right of first refusal shall terminate on the earliest of (1) the date on which the receipt of regulatory approvals is no longer possible or regulatory disapproval is announced, (2) the date thirty days after the date on which regulatory approval is granted if the purchase remains unconsummated (unless Life Company has refused to consummate the transaction in accordance with the terms of the Offer), or (3) the date on which GSL ceases to make diligent efforts to obtain all necessary regulatory approvals. Such ninety (90) day period may be extended by mutual consent of GSL and Life Company.

     10. ASSIGNMENTS.  This Agreement shall be binding on the parties hereto and
         -----------
their respective successors and permitted assigns, but no party may assign this Agreement without the prior written consent of the other parties.

     11. COUNTERPARTS.  This Agreement may be executed in two or more
         ------------
counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

     12. SECTION HEADINGS.  The headings set forth herein are for reference
         ----------------
purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

     13. WAIVER.  No delay or omission by any party hereto to exercise any right
         ------
or power arising upon any noncompliance or default by any other party with respect to any of the terms of this Agreement shall impair any such right or power or be construed as a waiver thereof. A waiver by any of the parties hereto of the fulfillment of any of the covenants, conditions or agreements to be performed by any other shall not be construed to be a waiver of any succeeding breach thereof or of any other covenant, condition or agreement herein contained. All remedies provided for in this Agreement shall be cumulative in addition to, and not in lieu of, any other remedies available to any party at law, in equity or otherwise.

     14. AMENDMENTS.  This Agreement may not be amended, nor shall any waiver,
         ----------
change, modification, consent or discharge be effected, except by an instrument
in   writing duly executed by the parties hereto or their respective successors or permitted assigns.

     15. ARBITRATION.  Any disagreement that should arise between the parties
         -----------
regarding the rights or liabilities of the parties under any transaction pursuant to this Agreement shall be referred to binding arbitration in Dallas, Texas. One arbitrator is to be chosen by GSL and one by Life Company and Marketing Company from among officers of other life insurance companies, who are familiar with reinsurance transactions. A third arbitrator shall be chosen by the said arbitrators before entering into arbitration. An arbitrator may not be a present or former officer, attorney, or consultant of the parties or their affiliates. If the arbitrators appointed by the parties cannot agree on a third person, then either party may apply to the President of the American Life Insurance Association for appointment of a third arbitrator. The arbitrators' decision will be final and binding upon both parties. All expenses and fees of the arbitrators will be borne equally by the parties, unless the arbitrators decide otherwise.

     16. NOTICES.  Any notices required or permitted under this Agreement shall
         -------
be in writing and shall be deemed to have been duly given if delivered,
telecopied, or mailed by certified mail   return receipt requested to the
parties at the following addresses (or at such other address for a party as shall be specified by like notice):

     If to GSL:                         Mr. Gary Muller
                                        President
                                        Great Southern Life Insurance Co.
                                        500 North Akard
                                        Suite 1100
                                        Dallas, TX  75201



     If to Life Company or Marketing Company: D. M. (Rusty) Moore, Jr.

                                        President
                                          Rushmore Financial Group, Inc.
                                        One Galleria Tower
                                        13355 Noel Road, Suite 650
                                        Dallas, TX  75240

All notices and other communications required or permitted hereunder that are addressed as provided in this Section 17 will, if delivered personally or by mail in the manner described above, be deemed given upon receipt, and will if delivered by telecopy, be deemed delivered when confirmed.

     17. APPROVALS, CONSENTS, ETC.  In any instance where agreement, approval
         ------------------------
acceptance or consent of any parties is required by any provision of this Agreement, such action shall not be unreasonably delayed or withheld.

     18. GOVERNING LAW.  This Agreement shall be governed by and construed and
         -------------
enforced in accordance with the laws of the State of Texas.









     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed and delivered by their officers thereunto duly authorized, all as of the date first hereinabove written.

ATTEST:                         GREAT SOUTHERN LIFE INSURANCE CO.

 /s/ David Hill                 By: /s/ Gary Muller
--------------------------         ------------------------------------------
Secretary                               Senior Vice President


ATTEST:                         RUSHMORE LIFE INSURANCE CO.

 /s/ Jim W. Clark               By: /s/ D. M. Moore, Jr.
--------------------------         ---------------------------------------------
Secretary                               Chairman & CEO

ATTEST:                         RUSHMORE INSURANCE SERVICES, INC.

 /s/ Jim W. Clark               By: /s/ D. M. Moore, Jr
---------------------------        -------------------------------------------
Secretary                               Chairman & CEO